                                                                 Exhibit 10.27

Memorandum

To:       Donovan McNamee Sr.

CC:       Donovan McNamee Jr.

From:     Donald Schmelhaus

Date:     04/26/99

Re:       Dolphin Capital Lease Agreements

--------------------------------------------------------------------------------

After contacting Dolphin capital the only problem was that on the 2nd lease (Contract # 15188) they had been charging us sales tax. They have corrected this. The POC at Dolphin is Patty Sullivan 1-800-426-2626.

We have 2 contracts with Dolphin Capital:

      1. 12980 dated 12/21/98, for the 5 iMac's, 1 super stack Hub, 1 Epson Stylus Photo Printer.

            o     $289.35 Monthly for 36 months

      2.    15188 dated 01/15/99, for the G3 (Design station) & NEC Monitor

            o     $165.26 Monthly for 36 months

We can make 1 payment per month the only thing that they ask is that we reference both contracts numbers on the check.

----------------------
DISPLAY ARTS-KNOXVILLE
----------------------

Dolphin Capital Corporation 2061 N. Morley, Moberly, MO 65270 (Leasing Company/Lessor)
PLAIN LANGUAGE EQUIPMENT LEASE A subsidiary of Atlantic Bank

--------------------------------------------------------------------------------
Lessee: DISPLAY ARTS INC
--------------------------------------------------------------------------------

Payments, Equipment, Purchase Option and Guaranty - See Schedule "A" attached and made a part hereof.

Terms and Conditions

1. LEASE CHARGES. You (the leasing customer, or lessee) agree to lease from us (the above leasing company) the equipment listed on attached Schedule "A" for the periodic payment amount and for the full term stated on Schedule "A". If any payment is late, we may charge you a late fee of $25.00 or 15% of the amount that is late, whichever is greater, unless otherwise limited by law. We may also charge $25.00 for each NSF check and $10.00 for each collection call. You agree to return the equipment to us at your cost at the end of the lease unless we have given you a written purchase option and you exercise the option at that time. If you don't return the equipment, this lease will continue for the same terms on a monthly basis. If the cost or tax varies from the estimate, you authorize us to adjust the payments/or (Purchase) Option price proportionately, up or down, net to exceed twenty percent (20%). You may authorize auto check payment by marking the checkbox "ACH" on Schedule "A".

2. OTHER IMPORTANT TERMS. THIS LEASE CANNOT BE CANCELED OR MODIFIED BY YOU FOR ANY REASON, INCLUDING EQUIPMENT FAILURE, LOSS OR DAMAGE. YOU MAY NOT REVOKE ACCEPTANCE OF THE EQUIPMENT. YOU, NOT WE, SELECTED THE EQUIPMENT AND THE VENDOR. WE ARE NOT RESPONSIBLE FOR EQUIPMENT FAILURE OR THE VENDOR'S ACTS. YOU ARE LEASING THE EQUIPMENT "AS IS", and we disclaim all warranties, express or implied. We are not responsible for service or repairs. Any warranties the vendor gave to us, if any, we hereby assign (pass) to you. You may contact the vendor for a statement of such warranties, if any. You certify to us that the equipment will be used by you solely for business purposes and not for personal or household purposes.

3. TITLE. We will have title to the equipment during this lease. You agree this is a "true lease", not a sale or a loan. However, if this lease is determined not to be a "true lease", you hereby grant us a security interest in the equipment. You also agree this is a "finance lease" under Article 2A of the Uniform Commercial Code, and you waive your rights and remedies conferred upon you by Article 2A. You hereby give us power of attorney to sign and file financing statements in order to perfect this security interest in our favor. You also agree to pay our filing and other administrative and processing fees.

4. LOSS; DAMAGE; INSURANCE. You are responsible for and accept the risk of loss or damage to the equipment. You agree to keep the equipment insured against all risks of loss in an amount at least equal to the replacement cost, and you will list us as loss payee and give us written proof of this insurance. IF YOU DO NOT GIVE US SUCH PROOF, WE MAY (BUT WILL NOT BE OBLIGATED TO) OBTAIN OTHER INSURANCE AND CHARGE YOU A FEE FOR IT, OR WE MAY CHARGE YOU A MONTHLY RISK CHARGE EQUAL TO 0.25% OF THE ORIGINAL EQUIPMENT COST.

5. TAXES AND OTHER FEES; INDEMNIFICATION. You agree to reimburse us for all taxes (such as sales, use and property taxes) and charges in connection with the ownership and use of the equipment. UNLESS WE HAVE GIVEN YOU A WRITTEN OPTION TO PURCHASE THE EQUIPMENT FOR $1.00 AT THE END OF THE LEASE, YOU AGREE THAT WE ARE ENTITLED TO ANY AND ALL TAX BENEFITS (SUCH AS DEPRECIATION AND TAX CREDITS), AND YOU WILL NOT DO ANYTHING INCONSISTENT WITH THIS UNDERSTANDING. IF YOU DO, YOU WILL INDEMNIFY (REIMBURSE) US FOR ALL LOSSES AND LIABILITIES ARISING OUT OF THE OWNERSHIP OR YOUR USE OF THE EQUIPMENT. THESE PROMISES WILL CONTINUE AFTER THIS LEASE ENDS.

6. DEFAULT. If you fail to pay us as agreed, we will have the right to (I) charge your checking or credit card account and/or sue you for all past due payments AND ALL PAYMENTS TO BECOME DUE IN THE FUTURE FOR THE UNEXPIRED TERM, plus the residual value we have placed on the equipment and other charges you owe us, and (II) repossess the equipment. You will also pay for our reasonable collection and legal costs. THIS LEASE IS GOVERNED BY MISSOURI LAW, AND YOU AGREE IN THE EVENT OF YOUR DEFAULT OR ANY DISPUTE YOU MAY HAVE CONCERNING THIS LEASE THAT THE EXCLUSIVE JURISDICTION IN DETERMINING SUCH DISPUTES SHALL BE THE RESPECTIVE STATE COURTS OF RANDOLPH COUNTY, MISSOURI.

7. ASSIGNMENT. YOU AGREE THAT YOU MAY NOT ASSIGN (TRANSFER) THIS LEASE OR SUBLEASE THE EQUIPMENT TO ANYONE ELSE. YOU AGREE THAT WE MAY SELL OR ASSIGN ANY OF OUR INTERESTS TO A NEW OWNER OR A SECURED PARTY ("Third Person") WITHOUT NOTICE TO YOU. In that event, the Third Person will have such rights as we assign to them but none of our obligations (we will keep these obligations), and the rights of the Third Person will not be subject to any claims, defenses or set-offs that you may have against us or another person.

8. MISCELLANEOUS. You authorize us to share credit and other information about you and your company with our affiliates. For your convenience, we may accept a facsimile copy of this lease with facsimile signatures. You agree a facsimile copy will be treated as an original and will be admissible as evidence of this lease.

NOTICE: THIS IS A NON-CANCELABLE, BINDING CONTRACT.

Lessee:    DISPLAY ARTS INC                 Lessor: DOLPHIN CAPITAL CORPORATION


Signature: /s/ Donovan McNamee              Signature:
           -------------------------                   -------------------------
Title:     CEO                              Title:
           -------------------------                   -------------------------
Date:      12-21-98                         Date:
           -------------------------                   -------------------------

LGI Reference #: 10280314

[LOGO]
DOLPHIN
CAPITAL

                                    ADDENDUM
--------------------------------------------------------------------------------

AMENDMENT TO LEASE: 26000-B-388

LESSEE NAME: DISPLAY ARTS

Lessee hereby agrees that this instrument is an amendment to said Lease and acknowledges receipt of a copy of said amendment.

The "Schedule of Equipment" shall be amended by deleting:

QUANTITY, and DESCRIPTION MODEL #
1 SUPER STACK.
and by substituting Additional equipment therefore the following:

QUANTITY, and DESCRIPTION MODEL #
1 WEBONLY: SUPER STACK II DUAL.

The "Schedule of Payment" shall be amended by deleting said "Schedule of Payment" as it appears in said Lease and by substituting therefore the following:

  Original           Total # of          Amount of                      Security
Term of Lease     Rental Payments       Each Payment                    Deposit
-------------     ---------------       ------------                    -------
      36                 36             1@$290.42
                                        35@ 289.34
                                        (Applicable Taxes to be Billed)

Purchase Option at Lease end: 10%.
All other terms and conditions of the Lease Agreement shall continue in full force and effect.

PROPOSED BY LESSEE ON:                    ACCEPTED BY LESSOR ON:

January 18, 1999
---------------------------               -----------------------------
(DATE)                                    (DATE)

Lessee: (DISPLAY ARTS)                    Lessor: DOLPHIN CAPITAL CORP.


BY: /s/ Pamela M. McNamee                 BY:
    -------------------------                 -------------------------

TITLE: President                          TITLE:
       ----------------------                    ----------------------

                                   SCHEDULE A,
           ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASE AGREEMENT
   WITH LGI REFERENCE # 10280314 BETWEEN Dolphin Capital Corporation AS LESSOR
                         AND Display Arts Inc AS LESSEE

--------------------------------------------------------------------------------
           Lessee:      DISPLAY ARTS INC
  Billing Address:      1425 ELM HILL PIKE  NASHVILLE, TN 37210
Equipment Address:      1425 ELM HILL PIKE  NASHVILLE, TN 37210
 Telephone Number:      (615)742-1425
         SUPPLIER:      MICROWAREHOUSE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Term of Lease     Number of Payments:     Payment Amount:       Security Deposit:         Documentation Fee:
     36                   36                        $292.04                $584.08              $35.00
  (months)                            Plus applicable taxes   Due and Payable with
                                                                 the first monthly
                                                                           payment

I accept that Dolphin Capital Corporation debit my account directly (ACH) |_|
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EQUIPMENT
Description of Leased Equipment:
     5                              APPLE IMAC COMPUTER
     1                              SUPERSTACK HUB
     1                              EPSON STYLUS PHOTO PRN
--------------------------------------------------------------------------------

                                 PURCHASE OPTION

Lessor hereby grants to the above named Lessee, the option to purchase the Equipment ("Option") covered by the aforesaid Lease OPTION PRICE: $ 811.22 plus applicable sales tax, if any.

--------------------------------------------------------------------------------
LESSEE: DISPLAY ARTS INC                  LESSOR: Dolphin Capital Corporation


        BY: /s/ Donovan McNamee             BY:
            ----------------------              -----------------------

NAME/TITLE: CEO                           DATE:
            ----------------------              -----------------------

      DATE: 12/21/98
            ----------------------
--------------------------------------------------------------------------------

Dolphin Capital Corporation 2061 N. Morley, Moberly, MO 65270 (Leasing Company/Lessor)
PLAIN LANGUAGE EQUIPMENT LEASE A subsidiary of Atlantic Bank

--------------------------------------------------------------------------------
Lessee: DISPLAY ARTS INC
--------------------------------------------------------------------------------

Payments, Equipment, Purchase Option and Guaranty - See Schedule "A" attached and made a part hereof.

Terms and Conditions

1. LEASE CHARGES. You (the leasing customer, or lessee) agree to lease from us (the above leasing company) the equipment listed on attached Schedule "A" for the periodic payment amount and for the full term stated on Schedule "A". If any payment is late, we may charge you a late fee of $25.00 or 15% of the amount that is late, whichever is greater, unless otherwise limited by law. We may also charge $25.00 for each NSF check and $10.00 for each collection call. You agree to return the equipment to us at your cost at the end of the lease unless we have given you a written purchase option and you exercise the option at that time. If you don't return the equipment, this lease will continue for the same terms on a monthly basis. If the cost or tax varies from the estimate, you authorize us to adjust the payments/or (Purchase) Option price proportionately, up or down, net to exceed twenty percent (20%). You may authorize auto check payment by marking the checkbox "ACH" on Schedule "A".

2. OTHER IMPORTANT TERMS. THIS LEASE CANNOT BE CANCELED OR MODIFIED BY YOU FOR ANY REASON, INCLUDING EQUIPMENT FAILURE, LOSS OR DAMAGE. YOU MAY NOT REVOKE ACCEPTANCE OF THE EQUIPMENT. YOU, NOT WE, SELECTED THE EQUIPMENT AND THE VENDOR. WE ARE NOT RESPONSIBLE FOR EQUIPMENT FAILURE OR THE VENDOR'S ACTS. YOU ARE LEASING THE EQUIPMENT "AS IS", and we disclaim all warranties, express or implied. We are not responsible for service or repairs. Any warranties the vendor gave to us, if any, we hereby assign (pass) to you. You may contact the vendor for a statement of such warranties, if any. You certify to us that the equipment will be used by you solely for business purposes and not for personal or household purposes.

3. TITLE. We will have title to the equipment during this lease. You agree this is a "true lease", not a sale or a loan. However, if this lease is determined not to be a "true lease", you hereby grant us a security interest in the equipment. You also agree this is a "finance lease" under Article 2A of the Uniform Commercial Code, and you waive your rights and remedies conferred upon you by Article 2A. You hereby give us power of attorney to sign and file financing statements in order to perfect this security interest in our favor. You also agree to pay our filing and other administrative and processing fees.

4. LOSS; DAMAGE; INSURANCE. You are responsible for and accept the risk of loss or damage to the equipment. You agree to keep the equipment insured against all risks of loss in an amount at least equal to the replacement cost, and you will list us as loss payee and give us written proof of this insurance. IF YOU DO NOT GIVE US SUCH PROOF, WE MAY (BUT WILL NOT BE OBLIGATED TO) OBTAIN OTHER INSURANCE AND CHARGE YOU A FEE FOR IT, OR WE MAY CHARGE YOU A MONTHLY RISK CHARGE EQUAL TO 0.25% OF THE ORIGINAL EQUIPMENT COST.

5. TAXES AND OTHER FEES; INDEMNIFICATION. You agree to reimburse us for all taxes (such as sales, use and property taxes) and charges in connection with the ownership and use of the equipment. UNLESS WE HAVE GIVEN YOU A WRITTEN OPTION TO PURCHASE THE EQUIPMENT FOR $1.00 AT THE END OF THE LEASE, YOU AGREE THAT WE ARE ENTITLED TO ANY AND ALL TAX BENEFITS (SUCH AS DEPRECIATION AND TAX CREDITS), AND YOU WILL NOT DO ANYTHING INCONSISTENT WITH THIS UNDERSTANDING. IF YOU DO, YOU WILL INDEMNIFY (REIMBURSE) US FOR ALL LOSSES AND LIABILITIES ARISING OUT OF THE OWNERSHIP OR YOUR USE OF THE EQUIPMENT. THESE PROMISES WILL CONTINUE AFTER THIS LEASE ENDS.

6. DEFAULT. If you fail to pay us as agreed, we will have the right to (I) charge your checking or credit card account and/or sue you for all past due payments AND ALL PAYMENTS TO BECOME DUE IN THE FUTURE FOR THE UNEXPIRED TERM, plus the residual value we have placed on the equipment and other charges you owe us, and (II) repossess the equipment. You will also pay for our reasonable collection and legal costs. THIS LEASE IS GOVERNED BY MISSOURI LAW, AND YOU AGREE IN THE EVENT OF YOUR DEFAULT OR ANY DISPUTE YOU MAY HAVE CONCERNING THIS LEASE THAT THE EXCLUSIVE JURISDICTION IN DETERMINING SUCH DISPUTES SHALL BE THE RESPECTIVE STATE COURTS OF RANDOLPH COUNTY, MISSOURI.

7. ASSIGNMENT. YOU AGREE THAT YOU MAY NOT ASSIGN (TRANSFER) THIS LEASE OR SUBLEASE THE EQUIPMENT TO ANYONE ELSE. YOU AGREE THAT WE MAY SELL OR ASSIGN ANY OF OUR INTERESTS TO A NEW OWNER OR A SECURED PARTY ("Third Person") WITHOUT NOTICE TO YOU. In that event, the Third Person will have such rights as we assign to them but none of our obligations (we will keep these obligations), and the rights of the Third Person will not be subject to any claims, defenses or set-offs that you may have against us or another person.

8. MISCELLANEOUS. You authorize us to share credit and other information about you and your company with our affiliates. For your convenience, we may accept a facsimile copy of this lease with facsimile signatures. You agree a facsimile copy will be treated as an original and will be admissible as evidence of this lease.

NOTICE: THIS IS A NON-CANCELABLE, BINDING CONTRACT.

Lessee:    DISPLAY ARTS INC                 Lessor: DOLPHIN CAPITAL CORPORATION


Signature: /s/ Donovan McNamee              Signature:
           -------------------------                   -------------------------
Title:     V.P.                             Title:
           -------------------------                   -------------------------
Date:      1/15/99                          Date:
           -------------------------                   -------------------------

LGI Reference #: 10283470

                                   SCHEDULE A,
           ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASE AGREEMENT
   WITH LGI REFERENCE # 10283470 BETWEEN Dolphin Capital Corporation AS LESSOR
                         AND Display Arts Inc AS LESSEE

--------------------------------------------------------------------------------
           Lessee:      DISPLAY ARTS INC
  Billing Address:      1425 ELM HILL PIKE  NASHVILLE, TN 37210
Equipment Address:      1425 ELM HILL PIKE  NASHVILLE, TN 37210
 Telephone Number:      (615)742-1425
         SUPPLIER:      MICROWAREHOUSE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Term of Lease     Number of Payments:     Payment Amount:       Security Deposit:         Documentation Fee:
     36                   36                        $166.18                $332.36                    $49.00
  (months)                            Plus applicable taxes   Due and Payable with
                                                                 the first monthly
                                                                           payment

I accept that Dolphin Capital Corporation debit my account directly (ACH) |_|
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EQUIPMENT
Description of Leased Equipment:
     1                              APPLE COMPUTER
     1                              NEC MONITOR
--------------------------------------------------------------------------------

                                 PURCHASE OPTION

Lessor hereby grants to the above named Lessee, the option to purchase the Equipment ("Option") covered by the aforesaid Lease for OPTION PRICE $461.61 plus applicable sales tax, if any.

--------------------------------------------------------------------------------
LESSEE: DISPLAY ARTS INC                  LESSOR: Dolphin Capital Corporation


              BY: /s/ DONOVAN MCNAMEE             BY:
                  ----------------------              ------------------------

      NAME/TITLE: Donovan McNamee/V.P.          DATE:
                  ----------------------              ------------------------

            DATE: 1/15/99
                  ----------------------
--------------------------------------------------------------------------------

Dolphin Capital Corporation 2061 N. Morley, Moberly, MO 65270 (Leasing Company/Lessor)
PLAIN LANGUAGE EQUIPMENT LEASE A subsidiary of Atlantic Bank

--------------------------------------------------------------------------------
Lessee: DISPLAY ARTS INC
--------------------------------------------------------------------------------

Payments, Equipment, Purchase Option and Guaranty - See Schedule "A" attached and made a part hereof.

Terms and Conditions

1. LEASE CHARGES. You (the leasing customer, or lessee) agree to lease from us (the above leasing company) the equipment listed on attached Schedule "A" for the periodic payment amount and for the full term stated on Schedule "A". If any payment is late, we may charge you a late fee of $25.00 or 15% of the amount that is late, whichever is greater, unless otherwise limited by law. We may also charge $25.00 for each NSF check and $10.00 for each collection call. You agree to return the equipment to us at your cost at the end of the lease unless we have given you a written purchase option and you exercise the option at that time. If you don't return the equipment, this lease will continue for the same terms on a monthly basis. If the cost or tax varies from the estimate, you authorize us to adjust the payments/or (Purchase) Option price proportionately, up or down, net to exceed twenty percent (20%). You may authorize auto check payment by marking the checkbox "ACH" on Schedule "A".

2. OTHER IMPORTANT TERMS. THIS LEASE CANNOT BE CANCELED OR MODIFIED BY YOU FOR ANY REASON, INCLUDING EQUIPMENT FAILURE, LOSS OR DAMAGE. YOU MAY NOT REVOKE ACCEPTANCE OF THE EQUIPMENT. YOU, NOT WE, SELECTED THE EQUIPMENT AND THE VENDOR. WE ARE NOT RESPONSIBLE FOR EQUIPMENT FAILURE OR THE VENDOR'S ACTS. YOU ARE LEASING THE EQUIPMENT "AS IS", and we disclaim all warranties, express or implied. We are not responsible for service or repairs. Any warranties the vendor gave to us, if any, we hereby assign (pass) to you. You may contact the vendor for a statement of such warranties, if any. You certify to us that the equipment will be used by you solely for business purposes and not for personal or household purposes.

3. TITLE. We will have title to the equipment during this lease. You agree this is a "true lease", not a sale or a loan. However, if this lease is determined not to be a "true lease", you hereby grant us a security interest in the equipment. You also agree this is a "finance lease" under Article 2A of the Uniform Commercial Code, and you waive your rights and remedies conferred upon you by Article 2A. You hereby give us power of attorney to sign and file financing statements in order to perfect this security interest in our favor. You also agree to pay our filing and other administrative and processing fees.

4. LOSS; DAMAGE; INSURANCE. You are responsible for and accept the risk of loss or damage to the equipment. You agree to keep the equipment insured against all risks of loss in an amount at least equal to the replacement cost, and you will list us as loss payee and give us written proof of this insurance. IF YOU DO NOT GIVE US SUCH PROOF, WE MAY (BUT WILL NOT BE OBLIGATED TO) OBTAIN OTHER INSURANCE AND CHARGE YOU A FEE FOR IT, OR WE MAY CHARGE YOU A MONTHLY RISK CHARGE EQUAL TO 0.25% OF THE ORIGINAL EQUIPMENT COST.

5. TAXES AND OTHER FEES; INDEMNIFICATION. You agree to reimburse us for all taxes (such as sales, use and property taxes) and charges in connection with the ownership and use of the equipment. UNLESS WE HAVE GIVEN YOU A WRITTEN OPTION TO PURCHASE THE EQUIPMENT FOR $1.00 AT THE END OF THE LEASE, YOU AGREE THAT WE ARE ENTITLED TO ANY AND ALL TAX BENEFITS (SUCH AS DEPRECIATION AND TAX CREDITS), AND YOU WILL NOT DO ANYTHING INCONSISTENT WITH THIS UNDERSTANDING. IF YOU DO, YOU WILL INDEMNIFY (REIMBURSE) US FOR ALL LOSSES AND LIABILITIES ARISING OUT OF THE OWNERSHIP OR YOUR USE OF THE EQUIPMENT. THESE PROMISES WILL CONTINUE AFTER THIS LEASE ENDS.

6. DEFAULT. If you fail to pay us as agreed, we will have the right to (I) charge your checking or credit card account and/or sue you for all past due payments AND ALL PAYMENTS TO BECOME DUE IN THE FUTURE FOR THE UNEXPIRED TERM, plus the residual value we have placed on the equipment and other charges you owe us, and (II) repossess the equipment. You will also pay for our reasonable collection and legal costs. THIS LEASE IS GOVERNED BY MISSOURI LAW, AND YOU AGREE IN THE EVENT OF YOUR DEFAULT OR ANY DISPUTE YOU MAY HAVE CONCERNING THIS LEASE THAT THE EXCLUSIVE JURISDICTION IN DETERMINING SUCH DISPUTES SHALL BE THE RESPECTIVE STATE COURTS OF RANDOLPH COUNTY, MISSOURI.

7. ASSIGNMENT. YOU AGREE THAT YOU MAY NOT ASSIGN (TRANSFER) THIS LEASE OR SUBLEASE THE EQUIPMENT TO ANYONE ELSE. YOU AGREE THAT WE MAY SELL OR ASSIGN ANY OF OUR INTERESTS TO A NEW OWNER OR A SECURED PARTY ("Third Person") WITHOUT NOTICE TO YOU. In that event, the Third Person will have such rights as we assign to them but none of our obligations (we will keep these obligations), and the rights of the Third Person will not be subject to any claims, defenses or set-offs that you may have against us or another person.

8. MISCELLANEOUS. You authorize us to share credit and other information about you and your company with our affiliates. For your convenience, we may accept a facsimile copy of this lease with facsimile signatures. You agree a facsimile copy will be treated as an original and will be admissible as evidence of this lease.

NOTICE: THIS IS A NON-CANCELABLE, BINDING CONTRACT.

Lessee:    DISPLAY ARTS INC                 Lessor: DOLPHIN CAPITAL CORPORATION


Signature: /s/ Donovan McNamee              Signature:
           -------------------------                   -------------------------
Title:     V.P.                             Title:
           -------------------------                   -------------------------
Date:      1/15/99                          Date:
           -------------------------                   -------------------------

LGI Reference #: 10283470